AMENDMENT NO. 8 TO THIRD AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT This AMENDMENT NO. 8 TO THIRD AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT is dated as of June 29, 2018 (this “Amendment”), among AMERESCO, INC. (the “Borrower”), THE GUARANTORS PARTY HERETO (the “Guarantors” and collectively with the Borrower, the “Loan Parties”), THE LENDERS PARTY HERETO (the “Lenders”), and BANK OF AMERICA, N.A., as administrative agent (the “Agent”). WHEREAS, the Loan Parties, the Lenders, and the Agent are parties to that certain Third Amended and Restated Credit and Security Agreement dated as of June 30, 2015, as heretofore amended, among the Borrower, the Guarantors, the Lenders, and the Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); WHEREAS, the Loan Parties, the Agent and the Lenders wish to add an additional Lender, to increase the aggregate amount of the Revolving Commitments to $85,000,000, to increase the Term Loan to $46,000,000, and to make certain other changes to the Credit Agreement, and accordingly revise certain provisions of the Credit Agreement, as described herein; NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties agree that the Credit Agreement is hereby amended as follows: 1. Capitalized Terms. Except as otherwise expressly defined herein, all capitalized terms used herein which are defined in the Credit Agreement have the same meanings herein as therein, except to the extent that such meanings are amended hereby. 2. Amendment to Credit Agreement. (a) Section 1.1 of the Credit Agreement is hereby amended to delete the definitions of “Construction Completion and Cost Overrun Guaranty,” “EBITDA,” “LC Issuer,” “Renewable Energy Subsidiaries,” “Revolving Commitment,” “Term Loan, “Term Loan Commitment,” “Term Loan Lender” and “Total Funded Debt” in their entirety and replace them with the following: “Construction Completion and Cost Overrun Guaranty” means, in connection with any Non-Core Energy Project, a guaranty of (i) the completion and operation of such Non- Core Energy Project on or prior to the date set forth in such guaranty and (ii) the payment of all construction costs and expenses related to such Non-Core Energy Project in excess of the proposed budget for such Non-Core Energy Project. “EBITDA” means, for any period, for the Core Ameresco Companies on a consolidated basis, an amount equal to Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period, (ii) the provision for federal, state, local and foreign income taxes payable for such period, (iii) depreciation and amortization expense for such period, (iv) Non-Cash Charges for such period, (v) extraordinary or non-recurring expenses for such period, in an amount not to exceed $5,000,000 after the Effective Time AM 69286370.4

(it being understood that any payment required to be made by any Core Ameresco Company in respect of any Non-Core Energy Project Guaranty Liability shall reduce Consolidated Net Income of the Core Ameresco Companies and shall not be added back to EBITDA), and (vi) the aggregate amount received in cash by the Core Ameresco Companies during such period in respect of regularly scheduled dividends or distributions from the Special Purpose Subsidiaries, calculated and paid in accordance with the organizational documents of such Special Purpose Subsidiaries; (provided, that the amount added back pursuant to this clause (vi) shall not include any amounts received by the Core Ameresco Companies, in connection with any sale, transfer or other disposition of assets or Equity Interests of any Special Purpose Subsidiary); minus (b) the following to the extent included in calculating such Consolidated Net Income (i) extraordinary or non- recurring gains during such period (including, without limitation, non-cash gains attributable to the mark to market movement in the valuation of hedging obligations (to the extent the cash impact resulting from such gain has not been realized) or other derivative instruments, and foreign currency translations), and (ii) proceeds received during such period in respect of Casualty Events and Dispositions. For purposes of calculating EBITDA for any period during which a Permitted Acquisition is consummated, EBITDA shall be adjusted in a manner proposed by the Borrower and reasonably satisfactory to the Required Lenders. “LC Issuer” means Bank of America or any other Lender designated by the Agent in its sole discretion and with the consent of such other Lender in its sole discretion, in each case, in its capacity as an issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder. “Renewable Energy Subsidiaries” means (i) each of the Subsidiaries of the Borrower designated by the Borrower as a renewable energy subsidiary on Schedule 6.13 attached hereto as of the Effective Date, as the same may be amended from time to time, and (ii) any other direct or indirect Subsidiary of the Borrower formed for the purpose of (x) financing, constructing and/or operating any project for the construction and operation of a facility to process methane gas from one or more landfill sites and/or convert methane gas, sunlight, wind or biomass into useable energy and/or (y) selling such methane gas and/or energy and related products produced from methane gas, sunlight, wind or biomass. “Revolving Commitment” means, with respect to each Lender, the commitment of such Lender to make Revolving Loans and to acquire participations in Letters of Credit hereunder, as such commitment may be (a) reduced from time to time pursuant to Sections 2.6 and 2.9, (b) increased from time to time pursuant to Section 2.14, or (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 12.6. The initial maximum amount of each Lender’s Revolving Commitment is set forth on Schedule 2.1, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable. The aggregate original maximum amount of the Revolving Commitments is (i) equal to $60,000,000 as of the Effective Time, (ii) equal to $75,000,000 as of the Revolving Amendment Effective Time, and (iii) equal to $85,000,000 as of the Amendment No. 8 Effective Time. 2

“Term Loan” means (i) the $17,142,857.12 Term Loan made by the Lenders to the Borrower at the Effective Time, (ii) at the Term Amendment Effective Time, the $30,000,000 Term Loan of which $20,000,000.03 was advanced by the Term Lenders to the Borrower on the Term Amendment Effective Time for the purpose of repaying outstanding indebtedness under the Revolving Facility, and (iii) at the Amendment No. 8 Effective time, the $46,000,000.00 Term Loan of which $25,000,000.00 will be advanced by the Term Lenders for the purpose of repaying outstanding indebtedness under the Revolving Facility. “Term Loan Commitment” means with respect to each Term Loan Lender, the agreement of such Lender to retain the outstanding balance of its portion of the Term Loan under the Prior Credit Agreement to the Borrower at the Effective Time, to make additional Term Loan advances to increase the Term Loan to $30,000,000 at the Term Amendment Effective Time, and to make additional Term Loan advances to increase the Term Loan to $46,000,000 at the Amendment No. 8 Effective Time. The aggregate original amount of the Term Loan Commitments, equaling the outstanding balance of the Term Loans under the Prior Credit Agreement, was $17,142,857.12 as of the Effective Time, and $30,000,000.00 as of the Term Amendment Effective Time, and, equaling the aggregate amount of the Term Loan Commitments in effect, is $46,000,000.00 as of the Amendment No. 8 Effective Time. The amount of each Term Loan Lender’s Term Loan Commitment is set forth on Schedule 2.1. “Term Loan Lender” means, (a) a Lender that has a Term Loan Commitment set forth opposite its name on Schedule 2.1 and (i) who, if a Lender at the Effective Time, retained a portion of the Term Loan under the Prior Credit Agreement at the Effective Time, (ii) who, if a Lender a the Term Amendment Effective Time, advanced additional Term Loans as of the Term Amendment Effective Time, and (iii) who advanced additional Term Loans as of the Amendment No. 8 Effective Time, and (b) thereafter, the Lenders from time to time holding an interest in the Term Loan after giving effect to any assignments thereof permitted by Section 12.6. “Total Funded Debt” means the outstanding principal amount of all Indebtedness of the Core Ameresco Companies determined on a consolidated basis (without duplication) in respect of borrowed money, plus the face amount of letters of credit for which a Core Ameresco Company is an obligor to the extent such letters of credit are not secured by cash deposits, plus any obligations of the Borrower with respect to its Guarantees of the Design- Build Agreement to the extent such obligations are required to be accrued on the consolidated balance sheet of the Core Ameresco Companies in accordance with GAAP, including (i) all Indebtedness described in clauses (a), (b), (c) and (e) of the definition of Indebtedness set forth herein, including all guarantees of any of such Indebtedness, and (ii) all Non-Core Energy Project Guaranty Liabilities, but excluding any Indebtedness incurred by the Loan Parties in connection with any Energy Conservation Project Financing. (b) Section 1.1 of the Credit Agreement is further hereby amended to delete the defined terms “Renewable Energy Project Guaranty” and “Renewable Energy Project Guaranty Liability” in their entirety and to add the following defined terms in alphabetical order: 3

“Amendment No. 8” means Amendment No. 8 to Third Amended and Restated Credit Agreement dated as of June 29, 2018, among the Borrower, the Guarantors, the Lenders and the Agent. “Amendment No. 8 Effective Time” means the date on which each of the conditions of the effectiveness of Amendment No. 8 pursuant to Section 6 thereof has been satisfied. “Non-Core Energy Project Guaranty” means in connection with any Non-Core Energy Project, (a) any Guarantee (other than a Construction Completion and Cost Overrun Guaranty) by the Borrower of the obligations of the Non-Core Energy Subsidiary in connection with such Non-Core Energy Project and (b) any indemnification by or from the Borrower of the Non-Core Energy Subsidiary’s customer or the owner of property used for such Non-Core Energy Project or of a third party purchaser of gas or energy and related products (including heating and cooling) produced from such Non-Core Energy Project; provided, however, that no Non-Core Energy Project Guaranty shall guarantee the Indebtedness of any Person. “Non-Core Energy Project Guaranty Liability” means, in connection with any Non- Core Energy Project Guaranty, any liability required to be accrued on the consolidated balance sheet of the Core Ameresco Companies in accordance with GAAP, but excluding the Borrower’s guaranty of the obligations of Ameresco Evansville. (c) The second sentence of paragraph (c) of Section 2.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following new second sentence of paragraph (c): Each such Loan Notice must be received by the Agent (i) in the case of a Eurocurrency Borrowing, not later than 11:00 a.m. three Business Days before the date of the proposed Borrowing or (ii) in the case of a Base Rate Borrowing not later than 12:00 noon on the date of the proposed Borrowing (including a Base Rate Borrowing to finance the reimbursement of an LC Disbursement as contemplated by Section 2.4(c)), provided further that the Borrower shall use Swingline Loan Borrowings to finance the reimbursement of an LC Disbursement except to the extent that such Borrowings would cause the aggregate principal balance of all Swingline Loans outstanding to exceed the Swingline Commitment, in which case the Borrower may use Base Rate Revolving Credit Borrowings to finance such reimbursement, but only to the extent of such excess. (d) Paragraph (g) of Section 2.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following new paragraph (g): (g) Revolving Notes. Prior to the Restatement Date, the Borrower shall prepare, execute and deliver to each Revolving Lender requesting a note evidencing the Revolving Loans owed to it a Revolving Note in the principal amount of such Lender’s Revolving Commitment. Prior to the Term Amendment Effective Time, the Borrower shall prepare, execute and deliver to each Revolving Lender requesting a replacement note to evidence the Revolving Loans owed to it a Revolving Note in the principal amount of such Lender’s Revolving Commitment in effect as of the Term Amendment Effective Time. Prior to the 4

Revolving Amendment Effective Time, the Borrower shall prepare, execute and deliver to each Revolving Lender requesting a replacement note to evidence the Revolving Loans owed to it a Revolving Note in the principal amount of such Lender’s Revolving Commitment in effect as of the Revolving Amendment Effective Time. Prior to the Amendment No. 8 Effective Time, the Borrower shall prepare, execute and deliver to each Revolving Lender requesting a note or a replacement note to evidence the Revolving Loans owed to it a Revolving Note in the principal amount of such Lender’s Revolving Commitment in effect as of the Amendment No. 8 Effective Time. Thereafter, the Revolving Loans of each Revolving Lender evidenced by such Revolving Note and interest thereon shall at all times (including after assignment pursuant to Section 12.6) be represented by one or more promissory notes in such form payable to the order of the payee named therein. (e) Paragraphs (a) and (e) of Section 2.2. of the Credit Agreement are hereby deleted in their entirety and replaced with the following new paragraphs (a) and (e): (a) Funding of the Term Loan. Subject to the terms and conditions set forth herein, each Term Loan Lender that was a Lender under the Prior Credit Agreement agrees to retain its portion of the Term Loan outstanding under the Prior Credit Agreement in Dollars in the full amount of its Term Loan Commitment at the Effective Time. Subject to the terms and conditions set forth in Amendment No. 4, each Lender that is a Lender a the Term Amendment Effective Date shall make an additional Term Loan to the Borrower so that the aggregate amount of the Term Loan as of the Term Amendment Effective Time shall be increased to the amount of such Term Lender’s Term Loan Commitment as of the Term Amendment Effective Time. Subject to the terms and conditions set forth in Amendment No. 8, each Lender shall make an additional Term Loan to the Borrower so that the aggregate amount of the Term Loan as of the Amendment No. 8 Effective Time shall be increased to the amount of such Term Lender’s Term Loan Commitment as of the Amendment No. 8 Effective Time. From and after the Amendment No. 8 Effective Time, all references to the Term Loan shall refer to the Term Loan as so increased. Principal amounts of the Term Loan that have been repaid or prepaid may not be reborrowed. (e) Term Note. Prior to the Effective Time, the Borrower shall prepare, execute and deliver to each Term Loan Lender requesting a note to evidence the Term Loans owed to it a Term Note in the principal amount of such Lender’s Term Loan Commitment. Prior to the Term Amendment Effective Time, the Borrower shall prepare, execute and deliver to each Term Loan Lender requesting a replacement note to evidence the Term Loans owed to it a Term Note in the principal amount of such Lender’s Term Loan Commitment in effect as of the Term Amendment Effective Time. Prior to the Amendment No. 8 Effective Time, the Borrower shall prepare, execute and deliver to each Term Loan Lender requesting a note or a replacement note to evidence the Term Loans owed to it a Term Note in the principal amount of such Lender’s Term Loan Commitment in effect as of the Amendment No. 8 Effective Time. Thereafter, such Term Loan Lender’s portion of the Term Loan evidenced by such Term Note and interest thereon shall at all times (including after assignment pursuant to Section 12.6) be represented by one or more promissory notes in such form payable to the order of the payee named therein. 5

(f) Section 6.21 of the Credit Agreement is hereby amended by deleting the words “Renewable Energy Project Guaranties” on the second line thereof and substituting the words “Non-Core Energy Project Guaranties” in place thereof. (g) The second sentence of Section 8.5 of the Credit Agreement is hereby deleted in its entirety and replaced with the following new second sentence of Section 8.5: Without limiting the generality of the foregoing, the Loan Parties will maintain or cause to be maintained replacement value casualty insurance on the Collateral under such policies of insurance and flood insurance on all Additional Mortgaged Property in compliance with applicable flood laws and regulations, in each case with such insurance companies, in such amounts, with such deductibles, and covering such terms and risks as are standard and customary, available on commercially reasonable terms and at all times satisfactory to the Agent in its commercially reasonable judgment. (h) Section 8.13 of the Credit Agreement is hereby amended to add a new paragraph (d) immediately following paragraph (c) of that section, to read as follows: (d) Notwithstanding anything contained in this Agreement to the contrary, no Mortgage shall be executed and delivered with respect to any real property unless and until each Lender (i) has received, at least twenty business days prior to such execution and delivery, a life of loan flood zone determination and such other documents as it may reasonably request to complete its flood insurance due diligence and (ii) has confirmed to the Agent that flood insurance due diligence and flood insurance compliance has been completed to its satisfaction. (i) Paragraph (g) of Section 9.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following new paragraph (g): (g) Indebtedness incurred by any Loan Party or Canadian Subsidiary under an Energy Conservation Project Financing (including, without limitation, Indebtedness incurred by the Loan Parties under an Energy Conservation Project Financing existing as of the Restatement Date and set forth on Schedule 9.1 attached hereto) in an aggregate principal amount outstanding at any time not in excess of $500,000,000; (j) Paragraphs (m) and (n) of Section 9.1 of the Credit Agreement are hereby redesignated as paragraphs (n) and (o), respectively, and a new paragraph (m) is hereby added immediately following paragraph (l) to read as follows: (m) Indebtedness incurred by a Foreign Subsidiary that is a Non-Core Energy Subsidiary; (k) Paragraphs (i) and (j) of Section 9.2 of the Credit Agreement are hereby redesignated as paragraphs (j) and (k), respectively, and a new paragraph (i) is hereby added immediately following paragraph (h) to read as follows: (i) Liens on assets of a Foreign Subsidiary that is a Non-Core Energy Subsidiary to secure Indebtedness permitted under Section 9.1(m); 6

(l) Paragraphs (f) and (h) of Section 9.3 of the Credit Agreement are hereby deleted in their entirety and replaced with the following new paragraphs (f) and (h): (f) any Construction Completion and Cost Overrun Guaranty delivered by the Borrower in connection with a Non-Core Energy Project; (h) any Non-Core Energy Project Guaranty delivered by the Borrower in connection with a Non-Core Energy Project, provided, however, that: (i) one or more of the Core Domestic Ameresco Companies or Non- Core Energy Subsidiaries shall control the operation and maintenance of the Non- Core Energy Project during the term of the renewable energy purchase or infrastructure agreement with respect to such None Core Energy Project; and (ii) in connection with the delivery of any Non-Core Energy Project Guaranty, the Borrower shall deliver to the Agent (A) prior to the delivery of such Non-Core Energy Project Guaranty, a certificate executed by the Chief Financial Officer of the Borrower certifying (based upon such consultation with the Borrower’s independent certified public accountants as the Borrower shall reasonably deem appropriate) that, in accordance with GAAP, such Non-Core Energy Project Guaranty will not result in the accrual of a liability upon the consolidated balance sheet of the Core Ameresco Companies for the fiscal period during which such Non-Core Energy Project Guaranty is delivered; (B) a copy of such Non-Core Energy Project Guaranty and all other documents related thereto; and (C) such other information or reports as the Agent may reasonably request with respect to such Non-Core Energy Project Guaranty; (m) Paragraph (i) of Section 9.3 of the Credit Agreement is hereby amended to delete the word “and” at the end thereof, and paragraph (j) is hereby deleted in its entirety and replaced with the following new paragraphs (j) and (k): (j) Obligations of Ameresco Canada or the Borrower under one or more letters of credit to secure a part of the obligations of Ameresco Canada under the Design-Build Agreement, provided that the aggregate of such obligations of the Borrower and Ameresco Canada under this paragraph (j) shall not exceed 10% of the contract price under the Design-Build Agreement, and provided, further, that the obligations of the Borrower under this paragraph (j) shall be a part of and not exceed the obligations of the Borrower under paragraph (i) of this Section 9.3; and (k) Guarantees by a Foreign Subsidiary that is a Non-Core Energy Subsidiary. (n) Clause (xiii) of paragraph (c) of Section 9.4 of the Credit Agreement is hereby deleted in its entirety and replaced with the following new clause (xiii) of paragraph (c): (xiii) any Loan Party may sell, transfer assign or otherwise dispose of the assets of any Non-Core Energy Project or the Equity Interests of a Special Purpose Subsidiary (other than the Hawaii Joint Venture); and 7

(o) Paragraph (d)(ii) of Section 9.4 of the Credit Agreement is hereby deleted in its entirety and replaced with the following new paragraph (d)(ii): (ii) both immediately prior to and after giving effect to such Permitted Acquisition on a Pro Forma Basis incorporating such pro-forma assumptions as are satisfactory to the Agent in its reasonable discretion,(A) the Loan Parties shall be in compliance with the financial covenant set forth in Section 9.10(b) hereof, (B) the Core Leverage Ratio shall not exceed 2.50 to 1.00, and (C) the sum of unrestricted cash plus the amount of the Revolving Commitment available to be borrowed under Section 2.1 shall not be less than $25,000,000; (p) Paragraph (a) of Section 9.10 of the Credit Agreement is hereby deleted in its entirety and replaced with the following new paragraph (a): (a) Total Funded Debt to EBITDA Ratio. The Loan Parties shall not permit the Core Leverage Ratio (i) as of the end of each fiscal quarter ending on or before June 30, 2016, to exceed 2.00 to 1.00, (ii) as of the end of each fiscal quarter ending on or after September 30, 2016, and on or before March 31, 2018, to exceed 2.75 to 1.00 and (iii) as of the end of each fiscal quarter ending June 30, 2018, and thereafter to exceed 3.00 to 1.00. (q) Paragraph (a)(iv) of Section 12.2 of the Credit Agreement is hereby deleted in its entirety and replaced with the following new paragraph (a)(iv): (iv) except as expressly set forth in clause (x) below, change Section 2.9(c) in a manner that would alter the application of prepayments thereunder, or change Section 2.8(b), Section 2.8(g) or Section 10.3 in a manner that would alter the order or pro rata sharing of payments required thereby, without in each case the written consent of each Lender; (r) Section 12.5 of the Credit Agreement is hereby deleted in its entirety and replaced with “Reserved.” (s) Section 12.25 of the Credit Agreement is hereby deleted in its entirety and replaced with the following new Section 12.25: 12.25. Lender Status. Each Lender represents and warrants as of the Amendment No. 8 Effective Time to the Agent and its Affiliates, and not, for the avoidance of doubt, for the benefit of the Borrower or any other Loan Party, that such Lender is not and will not thereafter be (i) an employee benefit plan subject to Title I of the ERISA, (ii) a plan or account subject to Section 4975 of the Code, (iii) an entity deemed to hold “plan assets” of any such plans or accounts for purposes of ERISA or the Code, or (iv) a “governmental plan” within the meaning of ERISA. (t) Schedule 1.1(c) of the Credit Agreement is deleted in its entirety and replaced with the Schedule 1.1(c) attached hereto. 8

(u) Schedule 2.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the Schedule 2.1 attached hereto. Upon the Amendment No. 8 Effective Date (i) SunTrust Bank shall be a Lender under the Credit Agreement; (ii) the Term Loan shall be increased by $25,000,000 to reduce the Revolving Loan balances by the same amount, and the Term Loan balances shall be adjusted in accordance with Schedule 2.1, and (iii) the Revolving Credit Commitments shall be adjusted in accordance with Schedule 2.1, and the remaining Revolving Loan balances shall be adjusted in accordance with the Revolving Credit Commitments. (v) Notwithstanding the limitations in Sections 9.7 and 9.14 of the Credit Agreement, the Agent and the Lenders hereby consent to the conversion by the Borrower of all or any part of its loans to Ameresco Canada into equity in Ameresco Canada. 3. Confirmation of Guaranty by Guarantors. Each Guarantor hereby confirms and agrees that all indebtedness, obligations or liability of the Borrower under the Credit Agreement as amended hereby, whether any such indebtedness, obligations and liabilities are now existing or hereafter arising, due or to become due, absolute or contingent, or direct or indirect, constitute “Guaranteed Obligations” under and as defined in the Credit Agreement and, subject to the limitation set forth in Section 4.1 of the Credit Agreement, are guaranteed by and entitled to the benefits of the Guaranty set forth in Article 4 of the Credit Agreement. Each Guarantor hereby ratifies and confirms the terms and provisions of such Guarantor’s Guaranty and agrees that all of such terms and provisions remain in full force and effect. 4. Confirmation of Security Interests. Each Loan Party (other than the Special Guarantors) hereby confirms and agrees that all indebtedness, obligations and liabilities of the Loan Parties under the Credit Agreement as amended hereby, whether any such indebtedness, obligations and liabilities are now existing or hereafter arising, due or to become due, absolute or contingent, or direct or indirect, constitute “Secured Obligations” under and as defined in the Credit Agreement and are secured by the Collateral and entitled to the benefits of the grant of security interests pursuant to Article 5 of the Credit Agreement. The Loan Parties (other than the Special Guarantors) hereby ratify and confirm the terms and provisions of Article 5 of the Credit Agreement and agree that, after giving effect to this Amendment, all of such terms and provisions remain in full force and effect. 5. No Default; Representations and Warranties, etc. The Loan Parties hereby confirm that, after giving effect to this Amendment, (i) the representations and warranties of the Loan Parties contained in Article 6 of the Credit Agreement and the other Loan Documents (A) that contain a materiality qualification are true and correct on and as of the date hereof as if made on such date (except to the extent that such representations and warranties expressly relate to an earlier date), and (B) that do not contain a materiality qualification are true and correct in all material respects on and as of the date hereof as if made on such date (except to the extent that such representations and warranties expressly relate to an earlier date), and (ii) no Default or Event of Default shall have occurred and be continuing. Each Loan Party hereby further represents and warrants that (a) the execution, delivery and performance by such Loan Party of this Amendment (i) have been duly authorized by all necessary action on the part of such Loan Party, (ii) will not violate any applicable law or regulation or the organizational documents of such Loan Party, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding on such Loan Party or any of its assets that will have a Material Adverse Effect, and (iv) do not 9 require any consent, waiver, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or any Person (other than the Agent and the Lenders) which has not been made or obtained; and (b) it has duly executed and delivered this Amendment. 6. Conditions to Effectiveness. This Amendment shall become effective upon the receipt by the Agent of all of the following: (a) counterparts of this Amendment duly executed by each of the parties hereto or written evidence reasonably satisfactory to the Agent that each of the parties hereto has signed a counterpart of this Amendment; (b) duly completed and executed replacement Revolving Notes and Term Notes for the account of each Revolving Lender and Term Lender requesting the same, to be delivered to such Lender, where applicable, in exchange for such Lender’s existing Revolving Note and Term Note; (c) such documents and certificates as the Agent or Special Counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the transactions contemplated hereby and any other legal matters relating to the Loan Parties, this Amendment or the other Loan Documents, all in form and substance reasonably satisfactory to the Agent and Special Counsel; (d) evidence satisfactory to the Agent and its Special Counsel that the Loan Parties (other than the Special Guarantors) shall have taken or caused to be taken (or authorized the Agent to take or cause to be taken) all such actions, executed and delivered or caused to be executed and delivered all such agreements, documents and instruments and made or caused to be made all such filings and recordings (other than filings or recordings to be made by the Agent on or after the Amendment No. 8 Effective Time) that may be necessary or, in the opinion of the Agent, desirable in order to create in favor of the Agent, for the benefit of the Lenders, valid and (upon such filing and recording) perfected First Priority security interests in the entire personal and mixed property Collateral; (e) a certificate, dated the Amendment No. 8 Effective Time and signed by a Responsible Officer, confirming compliance with the conditions set forth in the first sentence of Section 5 of this Amendment at the Amendment No. 8 Effective Time; (f) favorable written opinions (addressed to the Agent and dated the Revolving Amendment Effective Time) of (i) Morgan, Lewis & Bockius LLP, counsel to the Loan Parties, in form and substance reasonably satisfactory to the Agent and Special Counsel and covering such matters relating to the Loan Parties, this Amendment, the other Loan Documents or the transactions contemplated hereby as the Agent shall reasonably request and (ii) local counsel to the Loan Parties in the following jurisdictions: Arizona, North Carolina, Nevada, Kentucky, Tennessee, Washington, and Ontario, Canada; and (g) payment by the Borrower to the Agent for the benefit of the Agent and the Lenders of the amounts provided in a fee letter dated June 22, 2018, between the Borrower and the Agent. 10

7. Miscellaneous. (a) Except to the extent specifically amended hereby, the Credit Agreement, the Loan Documents and all related documents shall remain in full force and effect. This Amendment shall constitute a Loan Document. Whenever the terms or sections amended hereby shall be referred to in the Credit Agreement, Loan Documents or such other documents (whether directly or by incorporation into other defined terms), such defined terms shall be deemed to refer to those terms or sections as amended by this Amendment. (b) This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered. (c) This Amendment shall be governed by the laws of the Commonwealth of Massachusetts and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. (d) The Loan Parties agree to pay all reasonable expenses, including legal fees and disbursements, incurred by the Agent in connection with this Amendment and the transactions contemplated hereby. [Signature Pages Follow] 11

IN WITNESS WHEREOF, the parties hereto have executed this Amendment which shall be deemed to be a sealed instrument as of the date first above written. BORROWER AMERESCO, INC. By: /s/ John R. Granara, III __________________________ John R. Granara, III Executive Vice President & Chief Financial Officer GUARANTORS AMERESCO ENERTECH, INC. AMERESCO FEDERAL SOLUTIONS, INC. AMERESCO PLANERGY HOUSING, INC. AMERESCO QUANTUM, INC. AMERESCO SELECT, INC. AMERESCOSOLUTIONS, INC. APPLIED ENERGY GROUP INC. SIERRA ENERGY COMPANY By: /s/ John R. Granara, III __________________________ John R. Granara, III Treasurer AMERESCO SOUTHWEST, INC. By: /s/ John R. Granara, III __________________________ John R. Granara, III Vice President and Treasurer E.THREE CUSTOM ENERGY SOLUTIONS, LLC, By: Sierra Energy Company, its sole member By: /s/ John R. Granara, III __________________________ John R. Granara, III Treasurer [Signature Page to Amendment No. 8 to Third Amended Ameresco Credit and Security Agreement]

AMERESCO ASSET SUSTAINABILITY GROUP LLC AMERESCO CT LLC AMERESCO DELAWARE ENERGY LLC AMERESCO EVANSVILLE, LLC AMERESCO HAWAII LLC AMERESCO INTELLIGENT SYSTEMS, LLC AMERESCO LFG HOLDINGS LLC AMERESCO NAVY YARD PEAKER LLC AMERESCO PALMETTO LLC AMERESCO SOLAR, LLC AMERESCO SOLAR NEWBURYPORT LLC AMERESCO STAFFORD LLC SELDERA LLC SOLUTIONS HOLDINGS, LLC By: Ameresco, Inc., its sole member By: /s/ John R. Granara, III __________________________ John R. Granara, III Executive Vice President & Chief Financial Officer AMERESCO SOLAR – PRODUCTS LLC AMERESCO SOLAR – SOLUTIONS LLC AMERESCO SOLAR – TECHNOLOGIES LLC By: Ameresco Solar LLC, its sole member By: Ameresco, Inc., its sole member By: /s/ John R. Granara, III __________________________ John R. Granara, III Executive Vice President & Chief Financial Officer [Signature Page to Amendment No. 8 to Third Amended Ameresco Credit and Security Agreement]

AGENT: BANK OF AMERICA, N.A. By: _/s/ Mollie S. Canup________________________ Name: Mollie S. Canup Title: Vice President LENDERS: BANK OF AMERICA, N.A. By: _/s/ Luanne T. Smith ______________________ Name: Luanne T. Smith Title: Vice President WEBSTER BANK, N.A. By: _/s/ Samuel C Pepe_________________________ Name: Samuel C Pepe Title: V.P. SUNTRUST BANK By: _/s/ Arize Agumadu________________________ Name: Arize Agumada Title: Vice President [Signature Page to Amendment No. 8 to Third Amended Ameresco Credit and Security Agreement]

Schedule 1.1(c) Agent and Lenders Notice Addresses Administrative Agent & Swingline Lender Office: (For financial/loan activity – advances, pay down, interest/fee billing and payments, rollovers, rate- settings): Charles Hensley Mailcode: NC1-001-05-46 ONE INDEPENDENCE CENTER 101 N TRYON STREET CHARLOTTE, NC 28255-0001 PHONE – 980-388-3225 FAX - 704-719-5362 EMAIL: charles.hensley@baml.com Remittance Instructions: (See Admin Details Form for wiring instructions in applicable currencies) LC Issuer’s Office: (For fee payments due LC Issuer only and new LC requests and amendments): Trade Operations Mail Code: PA6-580-02-30 1 Fleet Way Scranton, PA 18507 FAX: 800-755-8743 EMAIL: scranton_standby_LC@bankofamerica.com Remittance Instructions: Bank of America, N.A. Charlotte, NC ABA #: 026-009-593 New York, NY Account #: 04535-883980 Attn: Scranton Standby Ref: AMERESCO INC & LC # Other Notices as Administrative Agent: (For financial statements, compliance certificates, maturity extension and commitment change notices, amendments, consents, vote taking, etc.) Bank of America – Gateway Village Mail Code: NC1-026-06-03 900 West Trade Street Charlotte NC 28255-0001 Attention: Mollie S. Canup PHONE: 980-387-5449 FAX: 704.409.0011 EMAIL: mollie.s.canup@baml.com

Webster Bank Lender Office: Webster Bank, N.A. 100 Franklin Street Mail Code: BOS 105 Boston, MA 02110 Attention: Ann M. Meade, Senior Vice President PHONE: 617-717-6832 FAX: 860-314-4844 EMAIL: Ameade@websterbank Remittance Instructions: Webster Bank, N.A. ABA # 211170101 Account #: 19124483 Attn: Loan Support Services – Linda Angelillo Ref: Incoming Wires – Commercial Loans SunTrust Bank Lender Office: SunTrust Bank 3333 Peachtree Street Road NE Atlanta, GA 30326 Attention: Arize Agumadu, Vice President Phone: 404-836-6113 Email: Arize.Agumadu@suntrust.com and Attention: James Thwaite Phone: 404-836-6033 Email: James.Thwaite@suntrust.com For remittance instructions and financial/loan activity – advances, pay down, interest/fee billing and payments, rollovers, rate-settings): SunTrust Bank 303 Peachtree Street NE, 25th Floor Atlanta, GA 30308 Attention: James Wu Phone: 404-588-7157 Fax: 844-278-8501 Email: James.Wu@suntrust.com

Schedule 2.1 Lenders and Commitments Revolving Credit Commitment Lender Commitment Applicable percentage Bank of America, N.A. $46,717,557.00 54.961832061% Webster Bank, N.A. $22,061,069.00 25.954198473% SunTrust Bank $16,221,374.00 19.083969466% Total Revolving Credit $85,000,000.00 100% Commitments: Term Loan Commitment Lender Commitment Applicable percentage Bank of America, N.A. $25,282,443.00 54.961832061% Webster Bank, N.A. $11,938,931.00 25.954198473% SunTrust Bank $8,778,626.00 19.083969466% Total Term Loan $46,000,000.00 100% Commitments: Swing Line Commitment Lender Commitment Applicable percentage Bank of America, N.A. $5,000,000 100% Total Swing Line $5,000,000 100% Commitments: